BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
May 31, 2012

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 31, 2012 09:09 AM Pacific Time

Incorporation Number: **C0908986**

Recognition Date and Time: *Continued into British Columbia on April 26, 2011 04:37 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

PASSPORT POTASH INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE, P.O. BOX 11117
1055 WEST GEORGIA STREET
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE, P.O. BOX 11117
1055 WEST GEORGIA STREET
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE, P.O. BOX 11117
1055 WEST GEORGIA STREET
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE, P.O. BOX 11117
1055 WEST GEORGIA STREET
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Salisbury, David

Mailing Address:
59 NORTH 100 EAST
P.O.BOX 228
NEWTON UT 84327
UNITED STATES

Delivery Address:
59 NORTH 100 EAST
P.O.BOX 228
NEWTON UT 84327
UNITED STATES

Last Name, First Name, Middle Name:
Ickes, Dennis

Mailing Address:
4257 PANORAMA DRIVE
SALT LAKE CITY UT 84124
UNITED STATES

Delivery Address:
4257 PANORAMA DRIVE
SALT LAKE CITY UT 84124
UNITED STATES

Last Name, First Name, Middle Name:
EcKersley, John

Mailing Address:
3266 W. GALVESTON DRIVE, #101
APACHE JUNCTION AZ 85120
UNITED STATES

Delivery Address:
3266 W. GALVESTON DRIVE, #101
APACHE JUNCTION AZ 85120
UNITED STATES

Last Name, First Name, Middle Name:
Bleak, Joshua

Mailing Address:
3266 WEST GALVESTON DRIVE
APACHE JUNCTION AZ 85120
UNITED STATES

Delivery Address:
3266 WEST GALVESTON DRIVE
APACHE JUNCTION AZ 85120
UNITED STATES

Last Name, First Name, Middle Name:
Aiken, Jerry

Mailing Address:
6845 N. MAGIC LN.
TUCSON AZ 85704
UNITED STATES

Delivery Address:
6845 N. MAGIC LN.
TUCSON AZ 85704
UNITED STATES

Last Name, First Name, Middle Name:
Rahimtula, Ali

Mailing Address:
202 - 7288 - 137TH STREET
SURREY BC V3W 1A3
CANADA

Delivery Address:
202 - 7288 - 137TH STREET
SURREY BC V3W 1A3
CANADA

Last Name, First Name, Middle Name:
Salmon, Mathew

Mailing Address:
2739 E. NANCE STREET
MESA AZ 85213
UNITED STATES

Delivery Address:
2739 E. NANCE STREET
MESA AZ 85213
UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached